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                                                                   EXHIBIT 10.11

                             IRREVOCABLE STOCK POWER

      FOR VALUE RECEIVED, the undersigned, WORLD AIR HOLDINGS, INC., a Delaware corporation (hereinafter referred to as the "Assignor"), has fully and irrevocably granted, assigned and transferred and hereby does fully and irrevocably grant, assign and transfer to_______________________and the successors, transferees, assigns and personal representatives thereof (hereinafter collectively referred to as the "Assignee") the following property:

                  100% of the shares of common stock of NORTH AMERICAN AIRLINES, INC., a Delaware corporation, represented by certificate number 10.


      Assignor hereby irrevocably appoints Assignee to be Assignor's true and lawful attorney-in-fact, with full power of substitution, and empowers Assignee, for and in the name and stead of Assignor, to sell, transfer, hypothecate, liquidate or otherwise dispose of all of or any portion of the above-described securities, from time to time, and, for that purpose, to make, sign, execute and deliver any documents or perform any other act necessary for such sale, transfer, hypothecation, liquidation or other disposition. Assignor acknowledges that this appointment is coupled with an interest and shall not be revocable by Assignor's dissolution or any other reason. Assignor hereby ratifies and approves all acts that Assignee or any substitute therefor shall do by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed and sealed this power as of this_______day of April 2005.

                                            WORLD AIR HOLDINGS, INC., a Delaware
                                            corporation

                                            BY: /s/
                                                --------------------------------
                                                Name:___________________________
                                                Title:__________________________

WITNESSED:

By: /s/
    ------------------------------
    Name:_________________________
    Title:________________________

North American Airlines, Inc.
Irrevocable Stock Power